UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 19, 2014 (December 17, 2014)

SEEN ON SCREEN TV INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-21812
(Commission File No.)

4017 Colby Avenue
Everett, Washington  98201
(Address of principal executive offices and Zip Code)

425-367-4668
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 17, 2014, we entered into an agreement with Equisolve, LLC ("Equisolve") located in Fort Lauderdale, Florida wherein Equisolve will supply us with investor relations services in consideration of the payment of monthly variable charges with a minimum monthly charge of $499.00.  The term of the agreement is twelve months, provided the agreement will automatically be renewed for an additional twelve months unless we advise Equisolve of our intention to terminate the agreement at least sixty (60) days prior to the end of the initial one year term.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

10.1	Investor Relations Agreement with Equisolve LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of December, 2014.

SEEN ON SCREEN TV INC.

BY:	ANTOINE JARJOUR
Antoine Jarjour
Principal Executive Officer and Principal Financial Officer